361 Market Neutral Fund (the “Fund”)
Supplement dated October 21, 2014, to the
Prospectus and Statement of Additional Information dated March 1, 2014, as amended on March 21, 2014 and the Summary Prospectus dated March 21, 2014 a series of Investment Managers Series Trust

Important Notice Regarding Changes to Class A shares

The Fund re-designated its Class A shares as Investor Class shares effective November 1, 2014.  The Fund’s Investor Class shares will not be subject to a front-end sales charge or a contingent deferred sales charge.  As a result, effective November 1, 2014, all references to “Class A shares” are replaced with “Investor Class shares” and references to sales charges are removed.

Effective November 1, 2014, the discussion of “Class A Shares” in the “Buying Fund Shares” section in the Prospectus is deleted. The following language replaces and/or amends any inconsistent language in the Prospectus and Summary Prospectus:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Market Neutral Fund.

		Investor Class Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None
Maximum deferred sales charge (load)		None		None
Redemption fee if redeemed within 90 days of purchase		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.25%		1.25%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		13.73%		13.73%
Dividend and interest expense on short sales	1.35%		1.35%
Shareholder servicing fee	0.04%		0.04%
All other expenses	12.34%		12.34%
Acquired fund fees and expenses		0.02%		0.02%
Total annual fund operating expenses1		15.25%		15.00%
Fee waiver and/or expense reimbursement1,2		(11.73)%		(11.73)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement2		3.52%		3.27%

1.
The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursement do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

2.
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Market Neutral Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses as determined in accordance with Form N-1A,  dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.15% and 1.90% of the average daily net assets of the Market Neutral Fund's Investor Class and Class I shares, respectively. This agreement is effective until February 28, 2015, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees it waived and Market Neutral Fund expenses it reimbursed for three years from the date of any such waiver or reimbursement.

Please file this Supplement with your records.

Example

This example is intended to help you compare the cost of investing in the Market Neutral Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Market Neutral Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Market Neutral Fund’s operating expenses remain the same.  The one-year example and the first year of the three-year, five-year and ten-year examples are based on net operating expenses, which reflect the expense waiver/reimbursement by the Advisor.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class shares	$355	$3,141	$5,385	$9,267
Class I shares	$330	$3,084	$5,315	$9,210

The following table replaces any inconsistent information in the “Performance” section in the Prospectus and Summary Prospectus:

Average Annual Total Returns (for periods ended December 31, 2013)
	1 year	Since Inception (December 20, 2011)
Class I - Return Before Taxes	9.79%	6.36%

Class I - Return After Taxes on Distributions	6.01%	1.78%

Class I - Return After Taxes on Distributions and Sale of Fund Shares	5.55%	3.15%
Investor Class – Return Before Taxes	9.48%	6.00%

HFRX Equity Hedge Index (Reflects No Deductions for Fees, Expenses or Taxes)	11.14%	7.99%
S&P 500 index (Reflects No Deductions for Fees, Expenses or Taxes)	32.39%	24.36%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I. Prior to November 1, 2014, Investor Class shares were subject to a 5.75% sales charge which is not reflected in the total return figures.

Please file this Supplement with your records.